EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Left Behind Games Inc. (the “Company”) on Form 10-KSB for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Troy Lyndon, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Based on my knowledge, the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2008

By: /s/ Troy Lyndon

      Troy Lyndon

      Chief Executive Officer and Chief Accounting Officer

      (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Left Behind Games Inc. and will be retained by Left Behind Games Inc. and furnished to the Securities and Exchange Commission or its staff upon request.